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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             -------------------------------------------------------

         Date of report (Date of earliest event reported) April 9, 2003


                                 GOAMERICA, INC.

               (Exact Name of Registrant as Specified in Charter)

           Delaware                    0-29359                22-3693371
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(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
      of Incorporation)                                   Identification No.)



                   433 Hackensack Avenue, Hackensack NJ 07601
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release of GoAmerica,  Inc.dated April 9, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

On April 9, 2003, GoAmerica, Inc. (the "Company") issued a press release regarding results for the three months and year ended December 31, 2002. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the three months and year ended December 31, 2002.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GOAMERICA, INC.


                            By: /s/ Francis J. Elenio
                              -----------------------------
                            Name:  Francis J. Elenio
                            Title: Chief Financial Officer and Secretary

Date:  April 9, 2003

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EXHIBIT INDEX

Exhibit No.                                          Description
-----------                                          -----------

99.1              Press Release of GoAmerica, Inc. dated April 9, 2003.


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